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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                              AMERUS LIFE HOLDINGS, INC.
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                (Exact name of registrant as specified in its charter)


        IOWA                                           42-1459712
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(State of incorporation                          (I.R.S. Employer
 or organization)                                Identification No.)


       699 Walnut Street, Des Moines, Iowa                 50306-2498
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     (Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. / /

Securities Act registration statement file number to which this form relates:
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(If applicable)

          Securities to be registered pursuant to Section 12(b) of the Act:
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               Class A Common Stock, no par value

        Title of Each Class                     Name of Each Exchange on Which
        to be so Registered                     Each Class is to be Registered
----------------------------------              ------------------------------
Class A Common Stock, no par value                 New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:
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                                         None
                                   (Title of Class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The description (the "Description") of the Registrant's Class A Common Stock, no par value, appearing under the caption "Description of the Capital Stock" in the Registrant's Prospectus, dated December 12, 1996, included in its Registration Statement on Form S-1 (file No. 333-12239), is incorporated herein by reference. Any subsequent amendment or any report filed for the purpose of updating the Description, and any description of the Class A Common Stock appearing under the caption "Description of the Capital Stock" in the Prospectus to be filed pursuant to Rule 424(b) under the Securities Act, relating to Registration Statement No. 333-12239, are deemed to be incorporated herein by reference.

          The Class A Common Stock is currently quoted on the Nasdaq National Market. Effective February 20, 1998 the Class A Common Stock will be listed on the New York Stock Exchange under the ticker symbol AMH.

ITEM 2.   EXHIBITS

EXHIBIT NO.                   DESCRIPTION

     1 The Registrant's Articles of Incorporation are hereby incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     2         The Registrant's Bylaws are hereby incorporated by reference to
               Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     3 The Registrant's Amended and Restated Articles of Incorporation are hereby incorporated by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     4 The Registrant's Form of Certificate for shares of Class A Common Stock is hereby incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).


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                                      SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 12, 1998
                                   AMERUS LIFE HOLDINGS, INC.


                                   By:  /s/ Roger K. Brooks
                                        -----------------------
                                        Roger K. Brooks
                                        Chairman, President and
                                        Chief Executive Officer







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                                    EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

     1 The Registrant's Articles of Incorporation are hereby incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     2         The Registrant's Bylaws are hereby incorporated by reference to
               Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     3 The Registrant's Amended and Restated Articles of Incorporation are hereby incorporated by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).

     4 The Registrant's Form of Certificate for shares of Class A Common Stock is hereby incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-12239).